EXHIBIT 10.3


                      AGREEMENT AND PLAN OF SHARE EXCHANGE


     This AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Agreement") is made as of the 7th day of May, 1999 by and among Kodiak Graphics Company, a Nevada corporation ("Kodiak "), Sportsprize Entertainment, Inc., a Nevada corporation ("Sportsprize"), and certain shareholders of Sportsprize, whose names and addresses for service are set forth on Exhibit A to this Agreement (the "Principal Vendors") (Kodiak and Sportsprize are collectively referred to as the "Constituent Corporations").


                                    RECITALS

WHEREAS Sportsprize is engaged in the business of marketing and promoting sports merchandise on the Internet and intends to conduct its business pursuant to the Business Plan as set forth in Exhibit B (the "Sportsprize Business"), attached hereto and incorporated by this reference;

WHEREAS Kodiak wishes to acquire the entire issued and outstanding share capital of Sportsprize in exchange for shares of Kodiak, and Sportsprize wishes to become the wholly owned subsidiary of Kodiak;

WHEREAS Sportsprize and Kodiak have entered into a letter agreement dated April 22, 1999, pursuant to which Kodiak has agreed to acquire all of the issued and outstanding shares of common stock of Sportsprize, subject to the approval of the Sportsprize shareholders, in exchange for 10,000,000 shares of common stock of Kodiak;

WHEREAS each of the Constituent Corporations has, subject to the approval of the Sportsprize shareholders, adopted the statutory plan of share exchange embodied in this Agreement (the "Share Exchange");

WHEREAS  the  parties  intend  to  make  certain  representations,   warranties,
covenants, and agreements in connection with the Share Exchange; and

WHEREAS the Share  Exchange is  intended  to qualify as a  reorganization  under
Section 368(a)(1)(B) of the Internal Revenue Code (the "Code").

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Constituent Corporations and the Principal Vendors do hereby agree to the Share Exchange, on the terms and conditions herein provided, as follows:



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1.        The Share Exchange.

1.1. Share Exchange between Kodiak and Sportsprize. On the Effective Date (as defined herein), by virtue of the Share Exchange and without any action on the part of the holders thereof, all of the then outstanding shares of common stock of Sportsprize as set forth on Schedule 1.1 (collectively, the "Sportsprize Shares") shall be exchanged as follows:

1.1.1. All of the Sportsprize Shares shall be exchanged for, in aggregate, ten million (10,000,000) shares of common stock of Kodiak (the "Exchange Shares") or 1.7229 Exchange Shares for each Sportsprize Share, rounded down to the nearest Exchange Share at the deemed value of $0.01 per Exchange Share;

1.1.2. Each share of common stock held by Sportsprize as treasury stock immediately prior to the Effective Time (as defined herein) shall be cancelled and no payment shall be made with respect to such shares;

1.1.3. This Agreement, once executed, shall act without more, as evidence of the transfer of the Sportsprize Shares to Kodiak, subject to the terms and conditions set forth in this Agreement; and

1.1.4. Prior to the Effective Time, Kodiak shall appoint an agent (the "Exchange Agent") for the purpose of exchanging certificates representing Sportsprize Shares for the Exchange Shares. Promptly after the Effective Time, Kodiak will send, or will cause the Exchange Agent to send, to each Sportsprize shareholder at the Effective Time, a letter of transmittal for use in such exchange, which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates representing Sportsprize Shares to the Exchange Agent.

1.2 Shares Not Registered. The shareholders of Sportsprize and the Principal Vendors each acknowledge that the Exchange Shares to be issued pursuant to the Share Exchange have not been registered pursuant to the securities laws of any jurisdiction and are being issued pursuant to exemptions from registration contained in the Securities Act (British Columbia)(the "B.C. Securities Act"), the Securities Act (Ontario) (the "Ontario Act") and the United States Securities Act of 1933, as amended (the "1933 Act"), and the Exchange Shares may only be sold in a jurisdiction in accordance with the restrictions on resale prescribed under the laws of the jurisdiction in which such shares are sold, all of which may vary depending on the jurisdiction.

          Each of the shareholders of Sportsprize is aware that Kodiak is not a "reporting issuer" as defined in the B.C. Securities Act and the Ontario Act and as a consequence the Exchange Shares are restricted from transfer within the provinces of British Columbia and Ontario indefinitely or for a period of twelve (12) months after Kodiak becomes a "reporting issuer." Further, each of the shareholders of Sportsprize is aware that Kodiak has no obligation or present intention of becoming a "reporting issuer" in the Province of British



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          Columbia and as a result,  any  shareholders  of  Sportsprize  who are
          British Columbia residents may require an exemption order from the British Columbia Securities Commission in order to resell their Exchange Shares and any shareholders of Sportsprize who are Ontario residents may require an exemption order from the Ontario Securities Commission in order to resell their Exchange Shares.

1.3 Exchange Shares Fully Paid and Non-assessable. The Exchange Shares will be issued from the treasury of Kodiak as fully paid and non-assessable shares and shall be free and clear of all liens, charges and encumbrances.

1.4 Principal Vendor Escrow Agreement. On or before the Effective Date (as defined herein), the Principal Vendors will enter into an escrow agreement in substantially the form attached hereto as Exhibit C (the "Escrow Agreement").

1.5       Restrictions on Resale.

1.5.1. Except as otherwise provided, all of the Sportsprize shareholders, other than the Principal Vendors, agree that they can only resell their Exchange Shares in accordance with the following limitations:

          (a) up to fifty percent (50%) of their respective Exchange Shares upon the effectiveness of a registration statement to register such Exchange Shares for resale pursuant to the 1933 Act filed with the Securities and Exchange Commission (the "SEC")(the "Resale Registration"); and

          (b) up to 100% of their respective Exchange Shares on the earlier of six (6) month after the effectiveness of the Resale Registration or one year after the Effective Date (as defined herein).

1.5.2. The Principal Vendors agree that they will not resell any Exchange Shares for a period of one year from the Effective Date (as defined herein).

2.        Effective Date.

2.1 Articles of Share Exchange. As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Share Exchange, Kodiak and Sportsprize will file Articles of Share Exchange in substantially the form attached hereto as Exhibit D (the "Articles of Share Exchange") with the Secretary of State of the state of Nevada and make all other filings or recordings required by Nevada law in connection with the Share Exchange.

2.2 Effective Date of Share Exchange. The "Effective Date" of the Share Exchange shall be, and such term as used herein shall mean, 5:00 p.m., Pacific Standard Time (the "Effective Time"), on the day on which the Articles of Share Exchange are filed in the office of the



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          Secretary of State of the state of Nevada,  after  satisfaction of the requirements of applicable laws of the state's prerequisites to such filings.

2.3 Effect of Share Exchange. From and after the Effective Time, Kodiak shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Sportsprize, all as provided under Nevada and other applicable law.

3. The Kodiak Covenant. Kodiak agrees to use reasonable efforts to arrange three (3) financings (the "Additional Financings"), each in the amount of $840,000; one to close at the end of July 1999 (the "July Financing") at a price which is the greater of $3.00 per share or 75% of the 10 day average closing price of Kodiak's common shares (for the 10 days prior to the close of the July Financing), one to close at the end of October, 1999 (the "October Financing") at a price which is the greater of $4.00 per share or 75% of the 10 day average closing price of Kodiak's common shares (for the 10 days prior to the close of the October Financing), and one to close at the end of December 1999 (the "December Financing") at a price which is the greater of $5.00 per share or 75% of the 10 day average closing price of the Kodiak's common shares (for the 10 days prior to the close of the October Financing). The Additional Financings will be arranged by Sonora Capital Corp. pursuant to an agreement (the "Additional Financings Agreement") between Kodiak and Sonora Capital Corp., the terms of which agreement will be approved by the Principal Vendors.

3.1 Resignation and Appointment of Directors. On the Effective Date, William Turner, the sole director of Kodiak, will resign, and the persons designated in the Certificate of Designation, attached hereto as Schedule 3.1 (the "Certificate of Designation"), shall be appointed as directors of Kodiak.

3.2       Securities and Exchange Commission Registrations.

3.2.1 Kodiak will, as soon as practicable after the Effective Date, undertake to file a registration statement with the SEC to complete a registration to register the Exchange Shares held by the Sportsprize shareholders, other than the Exchange Shares held by Principal Vendors, for resale pursuant to the 1933 Act.

3.2.2 Kodiak will undertake to file a Form 10-SB or other applicable registration statement under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), with the SEC to register the class of common stock of Kodiak on or before January 31, 2000.

3.3 Issuance of Kodiak Options. Kodiak agrees to issue up to 3 million options exercisable to acquire shares of common stock of Kodiak at a price of no less than $0.25 per share during the first year after the Effective Date as follows:



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          (a)  Kodiak  agrees  to issue  options,  to  acquire  shares of Kodiak common stock, pursuant to the terms and conditions set forth in each of the agreements set forth on Schedule 3.3(a). Such options shall be exercisable to acquire one (1) share of Kodiak common stock for each Sportsprize common share (rounded down to the nearest share) at the exercise price set forth in such agreement.

          (b) Kodiak agrees to adopt a stock option plan to be administered by an administrator to issue up to 3 million options to acquire shares of Kodiak common stock (less the options issued pursuant to Section 3.3(a) of this Agreement) as incentive stock options to current and future employees of Kodiak. Such incentive stock options, will be granted at the sole discretion of the board of directors of Kodiak.

4.        Deliveries on or before the Effective Date.

4.1 Deliveries by Sportsprize. On or before the Effective Date, the Principal Vendors and Sportsprize will deliver to Kodiak:

          (a) a certificate in the form attached hereto as Exhibit E that the form of written consent and Notice of Special Meeting have been sent to all of the Sportsprize shareholders;

          (b) the Certificate of Designation designating the appointment of the new directors for Kodiak;

          (c)  the  Escrow  Agreement  duly  executed  by each of the  Principal
               Vendors;

          (d) satisfactory proof that the issued and outstanding shares of Sportsprize on the Effective Date have been duly issued and registered to the Sportsprize shareholders;

          (e) certified copies of resolutions of the directors of Sportsprize authorizing the transfer of the Sportsprize Shares subject to the relevant stock transfer forms being duly stamped and the registration of the Sportsprize Shares in the name of Kodiak and authorizing the issue of new share certificates representing such shares in the name of Kodiak;

          (f) all books, records and accounts of Sportsprize and any other information necessary for Kodiak to operate and manage the business of and the assets owned by Sportsprize;

          (g)  the common seal(s) of Sportsprize, if any;

          (h) satisfactory evidence that the directors and shareholders of Sportsprize have approved the transfer of the Sportsprize Shares to Kodiak;



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          (j)  necessary approvals from Sportsprize and any third parties as may be required have been obtained and are in full force and effect with respect to the transfer of all the Sportsprize Shares to Kodiak as contemplated herein;

          (j) a letter from legal counsel representing Sportsprize in form and substance satisfactory to counsel for Kodiak confirming that the Sportsprize Shares will be deemed, under Nevada law, to be converted into shares of Kodiak upon the filing the Articles of Share Exchange with the Secretary of State of Nevada; and

          (k) such other documents and instruments as counsel for Kodiak may reasonably require to effectuate or evidence the transactions contemplated hereby.

4.2 Deliveries by Kodiak. On or before the Effective Date, Kodiak will deliver to Sportsprize:

          (a) satisfactory evidence that the directors of Kodiak have approved the transactions contemplated herein;

          (b) the Escrow Agreement duly executed by an authorized signatory of Kodiak;

          (c) resignation of William Turner as a director and officer of Kodiak, effective on the Effective Date;

          (d)  written   consent   appointing  the  persons  set  forth  on  the
               Certificate of Designation as directors of Kodiak, effective on the Effective Date;

          (e) satisfactory evidence that the Kodiak has established a reserve of not less than 10,000,000 shares of common stock of Kodiak to be issued as Exchange Shares in connection with the Share Exchange;

          (f) satisfactory proof that the issued and outstanding shares of Kodiak on the Effective Date have been duly issued and registered to the shareholders set forth on Schedule 4.2(f) attached hereto;

          (g) an executed and delivered private placement subscription agreement related to a $2,500,000 private placement (the "Initial Financing"), comprising common shares in the capital of Kodiak issued at a price of $1.50 per share, to close on or before the Effective Date, subject to the payment of a $70,000 finders fee payable to Sonora Capital Corp.;

          (h)  a copy of the executed Additional Financings Agreement;



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          (i)  certified  copies  of  resolutions  of the  directors  of  Kodiak authorizing the issue of new share certificates representing the Exchange Shares in the name of each Sportsprize shareholder;

          (j) all necessary approvals from Kodiak and any third parties as may be required have been obtained and are in full force and effect with respect to the issuance of all the Exchange Shares or Kodiak to the Sportsprize shareholders as contemplated herein; and

          (k) such other documents and instruments as counsel for Sportsprize may reasonably require to effectuate or evidence the transactions contemplated hereby.

5.        Sportsprize  and Principal  Vendors'  Representations  and Warranties.
          Sportsprize and the Principal Vendors represent and warrant to Kodiak as of the date hereof and on the Effective Date that:

5.1 Sportsprize is a corporation validly existing and in good standing under the laws of the State of Nevada. Sportsprize has the power and authority to carry on the Sportsprize Business as it is now conducted and to own the assets it now owns.

5.2 Sportsprize shareholders set forth on Schedule 1.1 own all of the issued and outstanding shares of stock of Sportsprize, free and clear of any claim, security interest, mortgage, pledge, or other lien or encumbrance of any kind whatsoever. Except as set forth on Schedule
          1.1 or otherwise described in this Agreement, there are no outstanding options, agreements, contracts, calls or commitments of any character which would require the issuance by Sportsprize of any shares of stock.

5.3 The execution, delivery and performance of this Agreement have been duly and validly authorized and approved by Sportsprize's board of directors, and Sportsprize has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Sportsprize hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of Sportsprize, and is enforceable against Sportsprize in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies. Sportsprize's execution, delivery and performance of this Agreement do not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Sportsprize or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Sportsprize is subject or of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Sportsprize is a party or is subject, or constitute a default thereunder, or (ii) give to others any rights of termination or



Agreement and Plan of Share Exchange
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          cancellation  of any  agreement  or  contract  listed on any  schedule delivered pursuant hereto or any other material agreement or contract to which Sportsprize is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Sportsprize, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority.

5.4 Neither Sportsprize nor the Principal Vendors are aware of nor has either failed to disclosed to Kodiak any change, event or circumstance which would adversely affect the Sportsprize Business or the assets of Sportsprize or prospects, operation or condition of Sportsprize or which would reasonably be considered to reduce the value of the Sportsprize Business or the value of Sportsprize Shares to Kodiak.

5.5 Neither Sportsprize nor the Principal Vendors have made any untrue statement to Kodiak nor has either failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made.

5.6 The Sportsprize financial statements for the year ended February 28, 1998 (the "Financial Statements") are true and correct in every material respect and present fairly the financial position of Sportsprize as of the dates of such statements, and the results of its operations for the periods then ended and are prepared in accordance with generally accepted accounting principles applied on a consistent basis except as specifically provided therein.

5.7 All of the assets of Sportsprize are in good working order and to the best of the Principal Vendors' knowledge contain no latent defects.

5.8 The Principal Vendors have disclosed all contracts, engagements and commitments, whether oral or written, relating to Sportsprize.

5.9 All licenses, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of the Sportsprize Business or in the use of the assets of Sportsprize have been obtained and are in good standing and are not terminable on the basis of a transfer in ownership of the Sportsprize Shares.

5.10 Each Principal Vendor has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby and to transfer on the Effective Date, legal and beneficial title and ownership of his or her portion of the Sportsprize Shares to Kodiak.

5.11 The authorized capital of Sportsprize consists of 25,000,000 common shares with a par value of $0.001, of which a total of 5,804,000 common shares have been validly issued, are outstanding and are fully paid and non-assessable.



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5.12      All  alterations,   if  any,  to  the  Articles  of  Incorporation  of
          Sportsprize since its incorporation have been duly approved by the shareholders of Sportsprize.

5.13 The corporate records of Sportsprize, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Sportsprize.

5.14 Sportsprize has good and marketable title to all of its assets, and such asses are free and clear of any financial encumbrances not disclosed in the Financial Statements of Sportsprize.

5.15 Sportsprize has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by Sportsprize with any governmental authority; Sportsprize has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; Sportsprize has paid all income, sales and capital taxes payable by it as and when due; Sportsprize has paid all installments of corporate taxes due and payable, and there is not presently outstanding nor does Sportsprize expect to receive any notice of re-assessment from any applicable tax collecting authority.

5.16 Sportsprize has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital.

5.17 There has been no material adverse change in the financial condition and position of Sportsprize and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Sportsprize or its right or capacity to carry on business since the date of the Financial Statements of Sportsprize.

5.18 After the date of the Financial Statements of Sportsprize, Sportsprize has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition.

5.19 Sportsprize has not waived or surrendered any right of substantial value and has not made any gift of money or of any of its property or assets. Sportsprize has carried on business in the normal course.

5.20 Sportsprize is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement, indenture or other instrument to which it is a party or by which it is bound.



Agreement and Plan of Share Exchange
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5.21      There are no claims threatened or against or affecting Sportsprize nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting Sportsprize, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority.

5.22 Neither Sportsprize nor any of the Principal Vendors are aware of any infringement by Sportsprize of any registered patent, trademark or copyright.

5.23 Sportsprize is the legal and beneficial owner of the trademark "Sportsprize.com" (the "Trademark"), free and clear of all encumbrances, and is not a party to or bound by any contract or any other obligation whatsoever that limits or impairs its ability to sell, transfer, assign or convey, or that otherwise affects, the Trademark.

5.24 No person other than Sportsprize has been granted any interest in or right to use all or any portion of the Trademark.

6. Kodiak Representations and Warranties. Kodiak represents and warrants to Sportsprize and the Sportsprize shareholders as of the date hereof and on the Effective Date that:

6.1 Kodiak is a corporation validly existing and in good standing under the laws of the State of Nevada. Kodiak has the power and authority to carry on the Kodiak business as it is now conducted.

6.2 The execution, delivery and performance of this Agreement have been duly and validly authorized and approved by Kodiak board of directors, and Kodiak has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Kodiak hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the valid and binding obligation of Kodiak, and is enforceable against Kodiak in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies. Kodiak's execution, delivery and performance of this Agreement do not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Kodiak or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Kodiak is subject or of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Kodiak is a party or is subject, or constitute a default thereunder, or (ii) give to others any rights of termination or cancellation of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Kodiak is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Kodiak, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority.



Agreement and Plan of Share Exchange
Page - 10

6.3 Kodiak has filed with all applicable securities and regulatory authorities (including exchanges and markets) all information and documents required to be filed with such authorities (the "Public Record") and the statements set forth in the Public Record are true, correct and complete and do not contain any misrepresentation as of the date made and Kodiak has not filed any confidential material change reports or similar reports.

6.4 There has not been any adverse material change in the business, operations or affairs, financial or otherwise, of Kodiak since December 31, 1998, being the date of the last audited financial statements of Kodiak.

6.5 The Exchange Shares when issued will be issued as fully paid and non-assessable shares free and clear of all liens, charges, claims or encumbrances.

6.6 Kodiak has been approved for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board (the "OTC BB") and is eligible for quotation on the OTC BB as of the Effective Date.

6.7 As of the Effective Date, the authorized capital of Kodiak consists of 20,000,000 common shares with par value of $0.001 per common share and 5,000,000 of preferred shares with a par value of $0.001 per preferred share.

6.8 As of the Effective Date, 7,564,000 common shares and no preferred shares were issued and outstanding and have been validly issued and are fully paid and non-assessable.

6.9 As at December 31, 1998, Kodiak had assets of $4,560 and liabilities of $3,120.

6.10 Kodiak is not aware nor has it failed to disclose to Sportsprize and the Sportsprize shareholders any change, event or circumstance which would adversely affect the Exchange Shares or the prospects, operation or condition of Kodiak or which would reasonably be considered to reduce the value of the Exchange Shares.

6.11 Kodiak has not made any untrue statement to the Principal Vendors nor has it failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made.

6.12 The Kodiak audited financial statement for the year ended December 31, 1998 (The "Kodiak Financial Statements"), are true and correct in every material respect and present fairly the financial position of Kodiak as of the dates of such statements, and the results of its operations for the periods then ended and are prepared in accordance with generally accepted accounting principles applied on a consistent basis with that of the previous year except as specifically provided therein.



Agreement and Plan of Share Exchange
Page - 11

6.13 Kodiak has disclosed all contracts, engagements and commitments, whether oral or written, relating to Kodiak.

6.14 All licenses, permits, approvals, consents, certificates, registrations and authorizations required in the ordinary course of Kodiak's business or in the use of the assets of Kodiak have been obtained and are in good standing and are not terminable on the basis of the transactions contemplated herein.

6.15 Kodiak has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby.

6.16 All alterations, if any, to the Articles of Incorporation of Kodiak since its incorporation have been duly approved by the shareholders of Kodiak.

6.17 The corporate records of Kodiak, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Kodiak.

6.18 Kodiak has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Kodiak Financial Statements.

6.19 Kodiak has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by Kodiak with any governmental authority; Kodiak has paid all income, sales and capital taxes payable by it as and when due; Kodiak has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; Kodiak has paid all installments of corporate taxes due and payable, and there is not presently outstanding nor does Kodiak expect to receive any notice of re-assessment from any applicable tax collecting authority.

6.20 Kodiak has not declared or paid any dividends of any kind or declared or made any other distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital, except as has been described to the Principal Vendors and Sportsprize.

6.21 There has been no material adverse change in the financial condition and position of Kodiak and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Kodiak or its right or capacity to carry on business since the date of the Kodiak Financial Statements.

6.22 After the date of the Kodiak Financial Statements, Kodiak has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation



Agreement and Plan of Share Exchange
Page - 12
          or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect its operations, property, assets or financial condition.

6.23 Kodiak has not waived or surrendered any right of substantial value and has not made any gift of money or any of its property or assets. Kodiak has carried on business in the normal course.

6.24 Kodiak is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement indenture or other instrument to which it is a party or by which it is bound.

6.25 There are no claims threatened or against or affecting Kodiak nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting Kodiak, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority.

6.26 There are no outstanding options, agreements, contracts, calls or commitments of any character which would require the issuance by Kodiak of any shares of stock.

7.        Conditions Precedent and Termination.

7.1       Sportsprize  Conditions  Precedent.  The obligations of Sportsprize to
          close   hereunder  are  subject  to   satisfaction  of  the  following
          conditions on or before the Effective Date:

          (a) The Initial Financing as set forth in Section 4.2(g) herein shall close on or before the Effective Date;

          (b)  Kodiak  shall  have  entered  into  the   Additional   Financings
               Agreement, subject to the terms and conditions approved by Sportsprize;

          (c) All agreements, obligations, covenants and conditions, required by this Agreement to be performed or complied with by Kodiak prior to or at the Effective Date hereunder, shall have been so performed or complied with by Kodiak;

          (d) the representations and warranties of Kodiak shall have been true at the time made and shall be true as at the Effective Date;

          (e) there shall have been no adverse material change in the business, operations or affairs, financial or otherwise, of Kodiak since the date of this Agreement;

          (f) all of the transactions contemplated by this Agreement shall have been approved, as required, by the shareholders and the directors of Kodiak; and



Agreement and Plan of Share Exchange
Page - 13

          (g) on or before Effective Date, Kodiak shall have delivered to Sportsprize a Statutory Declaration of an officer or director of Kodiak certifying the truth, accuracy and correctness of the Kodiak representations and warranties contained in this Agreement.

7.2 Kodiak Conditions Precedent. The obligations of Kodiak to close hereunder are subject to satisfaction of the following conditions on or before the Effective Date:

          (a) Sportsprize and the Principal Vendors shareholders shall have satisfied all of their respective covenants as contemplated herein;

          (b)  the   representations  and  warranties  of  Sportsprize  and  the
               Principal Vendors shall be true and correct on and as of the Effective Date;

          (c) all agreements, obligations, covenants and conditions required by this Agreement to be performed or complied with by Sportsprize and the Principal Vendors prior to or at the Effective Date hereunder shall have been so performed or complied with by them;

          (d) all parties whose consents are necessary to the assignment of any of the contracts, lease or other agreements to Kodiak shall have granted their consents thereto, including without limitation, the landlord under any lease of the business premises of Sportsprize;

          (e) no event shall have occurred, which materially and adversely affects the value of the Sportsprize assets or the ability of Sportsprize to carry on the Sportsprize Business as presently conducted or contemplated, and which, in the good faith and judgment of Kodiak, renders it unadvisable to proceed with the filing of the Articles of Share Exchange;

          (f) all of the transactions contemplated by this Agreement shall have been approved, as required, by the shareholders and the directors of Sportsprize; and

          (g) on or before the Effective Date, Sportsprize shall have delivered to Kodiak a Statutory Declaration of an officer or director of Sportsprize certifying the truth, accuracy and correctness of the Sportsprize representations and warranties contained in this Agreement.

7.3 Special Meeting. In the event that all of the Sportsprize shareholders do not consent to the Share Exchange, then Sportsprize will call a Special Meeting of the Sportsprize shareholders on May 18, 1999 at 9:00 am (Pacific Standard Time) at the principal office of Sportsprize at which Meeting the Principal Shareholders agree to vote in favour of the Share Exchange, and take all other actions necessary to effect the Share Exchange.



Agreement and Plan of Share Exchange
Page - 14

7.4 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Share Exchange abandoned:

          (a) Upon written notice at any time prior to the Effective Date by mutual consent of the Constituent Corporations;; or

          (c) If there exists a suit, action, or other proceeding commenced, pending or threatened, before any court or other governmental agency of the federal or state government, in which it is sought to restrain, prohibit or otherwise adversely affect the consummation of the Share Exchange contemplated hereby.

          In exercising their rights under this Section 7.3, each of the Constituent Corporations may act by its Board of Directors, and such rights may be so exercised, notwithstanding the prior approval of this Agreement by the Sportsprize shareholders.

8. Modification. Notwithstanding anything contained in this Agreement, this Agreement may be amended or modified in writing at any time prior to the Effective Date; provided that, an amendment made subsequent to the adoption of this Agreement by the Sportsprize shareholders shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of the Constituent Corporations; (2) alter or change any term of the Articles of Incorporation of a Constituent Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of the Constituent Corporations; provided, however, the Constituent Corporations may by agreement in writing extend the time for performance of, or waive compliance with, the conditions or agreements set forth herein.

          In exercising their rights under this Section 8, each of the Constituent Corporations may act by its Board of Directors, and such rights may be so exercised, notwithstanding the prior approval of this Agreement by the Sportsprize shareholders.

9. Each of the Constituent Corporations shall (i) keep its records and file in connection with its federal and state income tax returns all such information as may be required by Treas. Reg. Section 1.368-3;
          (ii) for federal and state income tax purposes report the share exchange as qualifying as a reorganization under Section 368(a)(1)(B) of the Code; (iii) refrain from taking any position in connection with its federal or any state income tax liability that would be inconsistent with such qualification; and (iv) comply with all the requirements of Section 368(a)(1)(B) applicable to such corporation.



Agreement and Plan of Share Exchange
Page - 15

10.       Indemnification.

10.1 Indemnification by Principal Vendors. The Principal Vendors will indemnify and hold harmless Kodiak from any liabilities relating to the Sportsprize Shares and Sportsprize accruing up to and including the day before the Effective Date and in particular, will ensure that Sportsprize has paid all wages, holiday pay, income tax, Pension Plan, Unemployment Insurance and other compensation payable to or related to the employees.

10.2 Indemnification by Kodiak. Kodiak will indemnify and hold the Principal Vendors and the Sportsprize shareholders harmless from any liabilities relating to the Exchange Shares and Kodiak accruing up to and including the day before the Effective Date and in particular, will ensure that Sportsprize has paid all wages, holiday pay, income tax, Pension Plan, Unemployment Insurance and other compensation payable to or related to the employees; and

11.       Miscellaneous.

11.1 Share Exchange. This Agreement supersedes all prior agreements, written and oral, concerning the matters contained herein.

11.2 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs and successors of each of the parties. None of the party may assign this Agreement without the prior written consent of the other party.

11.3 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada. Each of Kodiak and Sportsprize acknowledge that it was represented by competent legal counsel or advised to seek legal counsel in the review of the terms and conditions set forth in this Agreement and the other documents relating to this transaction, including, but not limited to, the documents attached as exhibits to this Agreement, and, therefore, neither this Agreement nor any of the other documents shall be construed against any party as the drafter.

11.4 Counterparts. This Agreement may be executed in multiple counterparts, including facsimile counterparts, that when taken together shall constitute a single instrument; provided that original signed counterpart copies are delivered to each party.

11.5      Public   Announcements.   No  party   hereto  shall  make  any  public
          announcement or disclosure of the terms or conditions of this Agreement without the prior written consent of the other parties, except that any parties' approval shall not be required as to any statements or other information which may be required to make pursuant to any rule or regulation of the any competent securities commissions or otherwise required by law.

11.6 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any or the terms or provisions of this Agreement.



Agreement and Plan of Share Exchange
Page - 16

11.7 Severability. Any provision of this Agreement which is found to be contrary to Nevada law or otherwise unenforceable shall not affect the remaining terms of this Agreement, which shall be construed in such event as if the unenforceable provision were absent from this Agreement.

11.8 Notices. All notices, requests and other communications from any of the parties hereto to the other shall be in writing and shall be considered to have been duly given or served when (i) personally delivered, (ii) when received if delivered by confirmed facsimile transmission, air courier or other comparable delivery service, or
          (iii) on the third day after deposit in the United States mail, certified or registered, return receipt requested, postage prepaid, addressed to the party at their address set forth on the signature page below, or to such other address as such party may hereafter designate by written notice.

11.9 Attorneys' Fees. In the event of any dispute hereunder between the parties hereto, the party prevailing in any litigation instituted hereunder shall be entitled to recover from the other its costs and expenses thereof including, specifically, its reasonable attorneys' fees.

11.10 Jurisdiction and Venue. Any litigation instituted hereunder shall be venue in the appropriate state or federal courts in Las Vegas, Nevada, as to which jurisdiction Kodiak and Sportsprize hereby consent.


The parties have executed this Agreement as of the day and year first above written.


KODIAK GRAPHICS COMPANY, a Nevada corporation


By: /s/William Turner
    -----------------------------------
Its: President
    -----------------------------------


Address:       2034 Western Avenue
               Las Vegas, NV  89102
               Facsimile:  (___) ____________



SPORTSPRIZE ENTERTAINMENT, INC., a Nevada corporation


By:/s/Jeffrey D. Paquin
    -----------------------------------
Its:President
    -----------------------------------


555-999 Canada Place
Vancouver, British Columbia  V6C 3E1



Agreement and Plan of Share Exchange
Page - 17

SPORTSPRIZE PRINCIPAL VENDORS

/s/Jeffrey D. Paquin
--------------------------------------
Jeffrey D. Paquin

/s/ Randy L. Daggitt
--------------------------------------
Randy L. Daggitt

/s/Anthony A Vecchio
--------------------------------------
Anthony A. Vecchio

/s/James A. Brown
--------------------------------------
James A. Brown

/s/Michael Slater
--------------------------------------
Michael Slater

GANG CONSULTING INC.


By: Nancy Gray
--------------------------------------
Its: President & Secretary
--------------------------------------





Agreement and Plan of Share Exchange
Page - 18

EXHIBIT A

List of Principal Vendors
-------------------------

Jeffrey D. Paquin(1)
Randy L. Daggitt(1)
Anthony A. Vecchio(1)
James A. Brown(1)
Michael Slater(1)
Gang Consulting Inc.

(1) The following Principal Vendors will each transfer 100,000 shares to Gang Consulting Inc. on May 7, 1999. Such shares will be Escrow Shares.


Address for Service of all Principal Vendors
--------------------------------------------

c/o 1500 - 885 West Georgia Street
Vancouver, British Columbia, Canada V6C 3E8









Agreement and Plan of Share Exchange
Page - 19

EXHIBIT B

Escrow Agreement

(Attached as Exhibit 10.3)












Agreement and Plan of Share Exchange
Page - 20

EXHIBIT C

Articles of Share Exchange

(Attached as Exhibit 2.1












Agreement and Plan of Share Exchange
Page - 21

EXHIBIT D

Certificate

(Attached)










Agreement and Plan of Share Exchange
Page - 22

EXHIBIT D

Certificate



     I HEREBY CERTIFY that the form of written consent and Notice of Special Meeting was sent to all of the shareholders of Sportsprize Entertainment Inc. on May 7, 1999.




     DATED this 7th day of May, 1999.


                                        Sportsprize Entertainment, Inc.


                                        /s/Jeff Paquin
                                        ----------------------------------------
                                        Jeff Paquin, President


                                        On behalf of the Principal Vendors


                                        /s/Jeff Paquin
                                        ----------------------------------------
                                        Jeff Paquin






Agreement and Plan of Share Exchange
Page - 23

SCHEDULE 1.1

Shareholder List of Sportsprize Enterprises, Inc.

         Name of Shareholder                      Number of Shares Held
         -------------------                      ---------------------
         Ron Adie                                       20,000
         Adrail Services Ltd.                           80,000
         Gus Apostalakos                               100,000
         Amarjit Berar                                 100,000
         Charles Bingham, Todd Bingham                  40,000
         and Gerald Gosime
         Alvin Bissett                                  40,000
         James A. Brown                                600,000 (restricted)
         Robert Chase                                   20,000
         CKS Enterprises Ltd.                           40,000
         Clarion Investments                            40,000
         Clive Barwin Computer Consultants Inc.        160,000
         Corp Finance Advisory Services Inc.            20,000
         Randy L. Daggitt                              600,000 (restricted)
         Division Eight Holdings                        40,000
         Ralph Belle Fleur                              20,000
         Gang Consulting Inc.                          500,000 (restricted)
         Yaraslav Grabovetsky                           20,000
         Nancy Gray                                     40,000
         Steve Jeske                                    20,000
         Justin Tigham Innovative Games                 50,000
         Justin Tigham Innovative Games                300,000 (escrowed)
         Dave Kepkay                                    40,000
         Donald Robert MacKay                          150,000
         Karen McMillan                                  8,000
         Marble Arch Development Corp.                 160,000
         Meadow Park North Ltd.                        140,000
         James J. Murphy                                20,000
         Olson Cove Consulting Ltd.                     25,000
         Olson Cove Consulting Ltd.                    125,000 (escrowed)
         Jeffrey D. Paquin                             600,000 (restricted)
         Qual-ling Software, Inc.                      100,000
         Qual-ling Software, Inc.                      100,000 (escrowed)
         James Richards                                  4,000
         Robert Rodda                                   20,000
         Gary Segal                                     32,000
         Michael J. Slater                              600,000 (restricted)




Agreement and Plan of Share Exchange
Page - 24

         Name of Shareholder                      Number of Shares Held
         -------------------                      ---------------------
         D.J. Taylor                                     40,000
         Earle Thompson                                  50,000
         Anthony A. Vecchio                             600,000 (restricted)
         Wayne Yack                                      40,000
         Yorkton Securities Inc.                        100,000
                                                      ----------
                  Total                               5,804,000
                                                      ==========














Agreement and Plan of Share Exchange
Page - 25

SCHEDULE 3.1


Certificate of Designation


     The following persons shall be appointed as directors of Kodiak Graphics Company on the "Effective Date", as that term is defined in the Agreement and Plan of Share Exchange dated May 7, 1999, among Kodiak Graphics Company, Sportsprize Entertainment Inc. and certain shareholders of Sportsprize Entertainment Inc.:

     Jeff Paquin

     --------------------------------

     --------------------------------

     --------------------------------










Agreement and Plan of Share Exchange
Page - 26

SCHEDULE 3.3(a)

Options Granted by Sportsprize


          Optionee                                    Number of Options
          ------------------------------------------------------------------
          Jeffrey Paquin                                  300,000
          Olsen Cove Consulting                           100,000
          Donald Robert MacKay                            100,000
          Gilmour McKay Roberts
          Consulting Ltd.(1)
          Michael Thompson                                175,000
          Meadow North Park Ltd.                          100,000
          ------------------------------------------------------------------
          Total                                           775,000

(1) Pursuant to a letter agreement dated April 1, 1999, Sportsprize agreed to pay to Gilmour McKay Roberts Consulting Ltd. a consulting fees (on the basis of a monthly retainer) in the amount of $2,500 per month for a period of six months, 50% of which may be paid in the form of Options to acquire shares of common stock of Sportsprize at $0.25 per share.









Agreement and Plan of Share Exchange
Page - 27

SCHEDULE 4.2(f)

Shareholder List of Kodiak Graphics Company



Date: APR 14, 1999             Stockholder Certificate List            Page:  1
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------
AAL7307       AERO ATLANTIC LTD
              PALM CHAMBERS P O BOX 119
              ROAD TOWN TORTOLA
              BRITISH VIRGIN ISLANDS

                                                        1049                4/05/99     0000162   N  N          450,000

JAO5195       ALMOETE, JOCELYN
              COMPETETIVE EDGE, INC.
              MAKATI CITY, M.M.
              PHILLIPPINES
                                                        1001                9/10/97     0000108   N  N           50,000

ACI7304       ANCHOR COVE INVESTMENTS INC
              2 ELYSTON COURT, HOWARDS LAND
              PUTNEY, LONDON
              ENGLAND SW15 6QH
                                                        1046                4/05/99     0000158   N  N          450,000

ACA5312       ATIENZA, ANTONIO C.
              #20 EVERLASTING ST. BLK-3 LOT3
              TS CRUZ SUBD. ALMANZA
              LAS PINAS, M.M.
              PHILLIPPINES,
                                                        1002                9/10/97     0000109   N  N           26,000

AGB5313       BARILLA, ANTONIO G.
              701 MIDLAND MANSION
              839 PASAY ROAD, LOGASPI VILLAG
              MAKATI M.M.
              PHILIPPINES,
                                                        1003                9/10/97     0000110   N  N           20,000

LOB5767       BARTOSIS, LOURDES O
              701 MIDLAND MANSION
              839 PASAY ROAD
              MAKATI M M
              PHILIPPINES,
                                                        1004                9/10/97     0000111   N  N           50,000

CMB5197       BAUTISTA, CLEOPATRA M.
              2149 INT. MAGINHANA ST.
              MALATE, M.M.
              PHILLIPPINES,
                                                        1005                9/10/97     0000112   N  N           25,000

BCL6964       BCLM INVESTMENT CORPORATION
              P O BOX 923  GENESIS BLDG 3FL
              GEORGE TOWN







Agreement and Plan of Share Exchange
Page - 28

Date: APR 14, 1999             Stockholder Certificate List            Page:  2
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------
              GRAND CAYMAN
              CAYMAN ISLANDS BWI,
                                                        1053                4/05/99     0000167   N  N          500,000

TCO6750       CACCIOLA, THOMAS
              2800 ALT DRIVE
              LAS VEGAS, NV 89107
                                                        1006                9/10/97     0000114   N  N            2,500

CHO7309       CASTAWAYS HOLDINGS
              PALM CHAMBER P O BOX 119
              ROAD TOWN TORTOLA
              BRITISH VIRGIN ISLANDS
                                                        1051                4/05/99     0000164   N  N          450,000

RTC6751       CHAPTER, RICHARD T
              2030 WESTERN
              LAS VEGAS, NV 89102
                                                        1007                9/10/97     0000115   N  N            2,500

CII7303       CRONWALL INVESTMENTS INC.
              SUITE 95, EAST BAY SHOPPING CT
              P O BOX N-1836
              NASSAU, BAHAMAS
                                                        1045                4/05/99     0000157   N  N          450,000

EPC6753       CRUZ, EVANGELINE P
              091 A BONIFACIO AVE
              CAINTA, RIZAL
              PHILIPPINES
                                                        1009                9/10/97     0000116   N  N           50,000

LAC6754       CURRENT, LINDA A
              3864 SCHIFF DRIVE
              LAS VEGAS, NV 89103
                                                        1010                9/10/97     0000117   N  N            5,000

DWI5927       DREAMWEAVER INVESTMENTS LTD
              GLENDENNING HOUSE 6/8 WICKLOW
              DUBLIN 2 IRELAND
                                                        1043                4/05/99     0000155   N  N          450,000

DIL7310       DYNAMIC INVESTMENTS LTD
              PENTHOUSE SUITE, BUCKINGHAM SQ
              WEST BAY RD, SMB, GRAND CAYMAN
              CAYMAN ISLANDS BWI
                                                        1052                4/05/99     0000166   N  N          450,000





Agreement and Plan of Share Exchange
Page - 29

Date: APR 14, 1999             Stockholder Certificate List            Page:  3
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------
SDE6755       ELUDO, SUSANA D
              #205 P REYEA STREET
              PASSAY CITY
              PHILIPPINES
                                                        1011                9/10/97     0000118   N  N           50,000

TTE5573       ENRIQUEZ, TERESA T
              701 MIDLAND MANSION
              839 PASAY ROAD
              MAKATI M M
              PHILIPPINES,
                                                        1012                9/10/97     0000153   N  N           50,000

MEO1327       EVANS, MARCI                                                                        50-40-7230
              6357 VICUNA DR
              LAS VEGAS, NV 89102
                                                        1013                9/10/97     0000120   N  N          250,000

MFO6756       FRIEDMAN, MICHAEL
              2825 HIGH SAIL COURT
              LAS VEGAS, NV 89117
                                                        1041                9/02/98     0000154      N            2,500

BBG5318       GIGANTE, BOBBY B.
              68-B ZORRA STREET
              PACTOK SFDM
              MERTRO MANILA
              PHILIPPINES,
                                                        1015                9/10/97     0000122   N  N           15,000

AGO6757       GLASSMEYER, ARTHUR
              4534 W DIABLO #103
              LAS VEGAS, NV 89118
                                                        1016                9/10/97     0000123   N  N            5,000

KGO6270       GORNICHEC, KRISTINE
              1926 ALTIVO DRIVE
              HENDERSON, NV 89014
                                                        1017                9/10/97     0000124   N  N          500,000

FRH6758       HARRINGTON, FRANKLIN R
              3675 S DECATUR #12
              LAS VEGAS, NV 89103
                                                        1018                9/10/97     0000125   N  N           20,000

CJO5206       JIMINEZ, CORAZON
              5327 BEN HARRISON STREET
              MAKATI CITY, M.M.
              PHILLIPPINES,
                                                        1019                9/10/97     0000126   N  N           50,000

LIL7302       LAMPLIGHTER INVESTMENT LTD
              88 ELLIS ROAD, CROWTHORNE
              BERKS, ENGLAND RG45 6PN
                                                        1044                4/05/99     0000156   N  N          450,000








Agreement and Plan of Share Exchange
Page - 30

Date: APR 14, 1999             Stockholder Certificate List            Page:  4
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------

EMO6759       MAGDARAOG, ELENA
              701 MIDLAND MANSION
              1406 ESTRADA ST, SAN ANDRES
              MAKATI M M,
              PHILIPPINES,
                                                        1020                9/10/97     0000127   N  N            5,000

RMO3975       MORATA, RIGS
              54 GIL PUYAT ST
              8F HOMES III PARANAQUE
              METRO MANILA 1700
              PHILIPPINES,
                                                        1021                9/10/97     0000128   N  N           50,000

LLR3987       NEWELL, LISE-LOTTE
              6897 E MESQUITE AVENUE
              LAS VEGAS, NV 89110
                                                        1031                9/10/97     0000139   N  N          250,000

BOJ6760       OCHOA JR, BLAS
              3967 GLORY COURT
              LAS VEGAS, NV 89103
                                                        *1022               9/10/97     0000131   N  N           20,000

PTO4460       OCHOA, PHILLIP T
              2481 OLD FORGE
              #104
              LAS VEGAS, NV 89121
                                                        *1023               9/10/97     0000130   N  N           10,000

5006761       ONO, SEAN
              3979 GLORY CT
              LAS VEGAS, NV 89103
                                                        1024                9/10/97     0000132   N  N           40,000

HTP6762       PALMA JR, HILARION T
              1678 JACINTO ZAMORA STREET
              PACO MANILA
              PHILIPPINES
                                                        1025                9/10/97     0000133   N  N           20,000

SPO5503       PANCHERI, SUZANNE
              236 COMANCHE PLACE
              HENDERSON, NV 89014
                                                        1026                9/10/97     0000134   N  N          250,000

FPO5209       PASCUA, FELICISIMA
              CAA COMPOUND
              LAS PINAS, M.M.
              PHILLIPPINES,
                                                        1027                9/10/97     0000135   N  N            4,000






Agreement and Plan of Share Exchange
Page - 31

Date: APR 14, 1999             Stockholder Certificate List            Page:  5
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------
JNP6767       POWERS, JOSEPH N
              112 HYACINTH LANE
              LAS VEGAS, NV 89107
                                                        *1029               9/10/97     0000137   N  N            2,500

TLP6763       POWERS, TERRY L
              112 HYACINTH LANE
              LAS VEGAS, NV 89107
                                                        *1028               9/10/97     0000136   N  N            5,000

RPO6056       PRADO, RAYMUNDO
              265 VICENTE G CRUZ
              SAMPALOC M M
              PHILIPPINES
                                                        1030                9/10/97     0000138   N  N           30,000

CCS5213       SAURE, CHARLIE C.
              #854 ROSARITO STREET
              SAMP., M.M.
              PHILLIPPINES,
                                                        1032                9/10/97     0000140   N  N            5,000

KSO6060       SEVILLA MA, KARENINA
              265 VICENTE G CRUZ
              SAMPALOC M M
              PHILIPPINES
                                                        1035                9/10/97     0000143   N  N           50,000

BSO6057       SEVILLA, BERTHRAND
              265 VICENTE G CRUZ
              SAMPALOC M M
              PHILIPPINES
                                                        1033                9/10/97     0000141   N  N           20,000

JSO6059       SEVILLA, JOSE
              265 VICENTE G CRUZ
              SAMPALOC M M
              PHILIPPINES
                                                        1034                9/10/97     0000142   N  N           20,000

SIL7305       SPIRIT INVESTMENTS LTD
              16 PROMENADE SAINT-ANTOINE
              GENEVA, SWITZERLAND 1204
                                                        1047                4/05/99     0000160   N  N          450,000





Agreement and Plan of Share Exchange
Page - 32

Date: APR 14, 1999             Stockholder Certificate List            Page:  6
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------

_SO3980       STANKIEWICZ, MICHAEL
              1725 S RAINBOW
              #19B
              LAS VEGAS, NV 89107
                                                        1036                9/10/97     0000144   N  N          500,000

_SII7306      STRATHBURN INVESTMENTS INC
              3RD FLOOR, NORTHFOLK HOUSE
              FRULERICK STREET
              P O BOX N1836
              NASSAU, BAHAMAS,
                                                        1048                4/05/99     0000161   N  N          450,000

_SD6765       SUMSION, KRISTIN
              2336 CASERTA COURT
              HENDERSON, NV 89014
                                                        1037                9/10/97     0000145   N  N           10,000

_MC6752       SUZETTE M CLAUDIO
              78 CANTON STREET
              BF HOMES, PARANAQUE
              PHILIPPINES
                                                        1008                9/10/97     0000113   N  N           50,000

_CO7308       SWORDFISH CAPITA
              PALM CHAMBER P O BOX
              ROAD TOWN TORTOLA
              BRITISH VIRGIN ISLANDS
                                                        1050                4/05/99     0000163   N  N          450,000

_MT5214       TAN, MA. LUISA M.
              839 PASAM ROAD #702
              LEGASPI VILLAGE MAKITI, M.M.
              PHILLIPPINES,
                                                        1038                9/10/97     0000146   N  N           44,000

_LW6766       WEST, STEWART L
              2010 WESTERN AVE
              LAS VEGAS, NV 89102
                                                        1039                9/10/97     0000147   N  N            2,500

_WO4477       WITTER, KIMBERLY
              4000 W FORTUNE DR
              LAS VEGAS, NV 89107
                                                        1040                9/10/97     0000149   N  N            2,500






Agreement and Plan of Share Exchange
Page - 33

Date: APR 14, 1999             Stockholder Certificate List            Page:  7
Time: 5:39PM                        Name Sequence
                               KODIAK GRAPHICS COMPANY


Stkhldr       Name/Address                           Cert Number            Issued      Trans                   Shares
------------------------------------------------------------------------------------------------------------------------
                                                                                      Certificates              Shares
                                                                                      ------------              ------
                                                                             New           50                 7,561,500
                                                                        Reissued            1                     2,500
              51 Stockholders                                         Restricted            0                         0
                                                                           Total           51                 7,564,000














Agreement and Plan of Share Exchange
Page - 34
